Exhibit 99.2
SOLARWINDS ANNOUNCES CONFIDENTIAL SUBMISSION OF FORM 10 REGISTRATION STATEMENT FOR POTENTIAL SPIN-OFF OF MSP BUSINESS
AUSTIN, Texas, Dec 9, 2020 – SolarWinds Corporation (NYSE:SWI), a leading provider of powerful and affordable IT management software, today announced that it has confidentially submitted with the U.S. Securities and Exchange Commission (SEC) a Form 10 registration statement with respect to the potential spin-off of its managed service provider (MSP) business.
As announced on August 6, 2020, the board of directors of SolarWinds previously authorized the exploration of a potential spin-off of its MSP business into a standalone, separately-traded public company. The confidential submission of a Form 10 registration statement with the SEC represents a step forward in SolarWinds’ evaluation process.
If completed, the standalone entity would provide cloud-based software solutions for managed service providers, or MSPs, enabling them to support digital transformation and growth within small and medium-sized enterprises. SolarWinds would retain its Core IT Management business focused primarily on selling software and cloud-based services to corporate IT organizations. SolarWinds believes that, if completed, the potential spin-off would allow each company to more effectively pursue its distinct operating priorities, strategies and capital allocation policies, while also allowing stockholders to separately evaluate and value the companies based on their distinct markets, strategies and performance.
If SolarWinds proceeds with the spin-off, it would be intended to be structured as a tax-free, pro rata distribution to all SolarWinds stockholders as of a record date to be determined by the board of directors of SolarWinds. If completed, upon effectiveness of the transaction, SolarWinds shareholders would own shares of both companies.
Completion of the potential transaction would be subject to various conditions, including final approval of the board of directors of SolarWinds, and there can be no assurance that the potential spin-off transaction will be completed in the manner described above, or at all. If SolarWinds proceeds with the spin-off, it currently would expect to complete the transaction in the first half of 2021. In connection with the foregoing, DLA Piper LLP (US) is serving as legal advisor.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of any securities in any state or other jurisdiction in which such offer, solicitation or sale is not permitted.
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About SolarWinds

SolarWinds (NYSE:SWI) is a leading provider of powerful and affordable IT infrastructure management software. Our products give organizations worldwide, regardless of type, size or IT infrastructure complexity, the power to monitor and manage the performance of their IT environments, whether on-premises, in the cloud, or in hybrid models. We continuously engage with all types of technology professionals—IT operations professionals, DevOps professionals, and managed service providers (MSPs)—to understand the challenges they face maintaining high-performing and highly available IT infrastructures. The insights we gain from engaging with them, in places like our THWACK online community, allow us to build products that solve well-understood

IT management challenges in ways that technology professionals want them solved. This focus on the user and commitment to excellence in end-to-end hybrid IT performance management has established SolarWinds as a worldwide leader in network management software and MSP solutions. Learn more today at www.solarwinds.com.
This press release contains “forward-looking” statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding our expectations regarding the potential spin-off of our MSP business into a newly created and separately traded public company and our preliminary strategic, operational and financial considerations related thereto. We are currently exploring the spin-off. It has not been approved by our board of directors, and our statements with respect thereto are preliminary in nature and subject to change as additional information becomes available and as we consider and plan further the future strategic, operational, financial and capital objectives, profiles and structures of the two businesses. These forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. Forward-looking statements include all statements that are not historical facts and may be identified by terms such as “aim,” “anticipate,” “believe,” “can,” “could,” “seek,” “should,” “feel,” “expect,” “will,” “would,” “plan,” “intend,” “estimate,” “continue,” “may,” or similar expressions and the negatives of those terms. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, the following: (a) risks related to the potential spin-off of our MSP business into a standalone, separately traded public company, including that the process of exploring the spin-off and potentially completing the spin-off could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the spin-off may not achieve some or all of any anticipated benefits with respect to either business, and that the spin-off may not be completed in accordance with our expected plans or anticipated timelines, or at all; (b) the possibility that the global COVID-19 pandemic may adversely affect our business, results of operations and financial condition; (c) any of the following factors either generally or as a result of the impacts of the global COVID-19 pandemic on the global economy or on our business operations and financial condition or on the business operations and financial conditions of our customers, their end-customers and our prospective customers: (i) reductions in information technology spending or delays in purchasing decisions by our customers, their end-customers and our prospective customers, (ii) the inability to sell products to new customers or to sell additional products or upgrades to our existing customers, (iii) any decline in our renewal or net retention rates, (iv) the inability to generate significant volumes of high quality sales leads from our digital marketing initiatives and convert such leads into new business at acceptable conversion rates, (v) the timing and adoption of new products, product upgrades or pricing model changes by SolarWinds or its competitors, (vi) potential foreign exchange gains and losses related to expenses and sales denominated in currencies other than the functional currency of an associated entity, (vii) risks associated with our international operations; (d) the possibility that our operating income could fluctuate and may decline as percentage of revenue as we make further expenditures to expand our operations in order to support additional growth in our business; (e) our inability to successfully identify, complete, and integrate acquisitions and manage our growth effectively; (f) our status as a controlled company; and (g) such other risks and uncertainties described more fully in documents filed with or furnished to the Securities and Exchange Commission, including the risk factors discussed in our Annual Report on Form 10-K for the period ended December 31, 2019 filed on February 24, 2020, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 filed on May 8, 2020 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 filed on August 10, 2020. All information provided in this release is as of the date hereof and SolarWinds undertakes no duty to update this information except as required by law.
The SolarWinds, SolarWinds & Design, Orion, and THWACK trademarks are the exclusive property of SolarWinds Worldwide, LLC or its affiliates, are registered with the U.S. Patent and Trademark Office, and may be registered or pending registration in other countries. All other SolarWinds trademarks, service marks, and logos may be common law marks or are registered or pending registration. All other trademarks mentioned herein are used for identification purposes only and are trademarks of (and may be registered trademarks of) their respective companies.
© 2020 SolarWinds Worldwide, LLC. All rights reserved.
CONTACTS:

Investors:	Media:
Howard Ma Phone: 512.498.6707 ir@solarwinds.com	Tiffany Nels Phone: 512.682.9535 pr@solarwinds.com